Exhibit 1

                            AGREEMENT OF JOINT FILING


         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of beneficial interest, $.01 par value per share, of ElderTrust, a Maryland real estate investment trust. The undersigned hereby further agree that this statement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.

Dated: as of January 7, 2003        WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                                    By: Wynnefield Capital Management LLC,
                                        General Partner

                                    By:  /s/ Nelson Obus
                                         ---------------
                                         Nelson Obus, Co-Managing Member

                                    WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                                    By: Wynnefield Capital Management LLC,
                                        General Partner

                                    By:  /s/ Nelson Obus
                                         ----------------
                                         Nelson Obus, Co-Managing Member

                                    WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND,
                                    LTD.

                                    By:  Wynnefield Capital, Inc.


                                    By:  /s/ Nelson Obus
                                         ---------------
                                         Nelson Obus, President

                                    WYNNEFIELD CAPITAL MANAGEMENT LLC

                                    By:  /s/ Nelson Obus
                                         ---------------
                                         Nelson Obus, Co-Managing Member

                                    WYNNEFIELD CAPITAL, INC.

                                    By:  /s/ Nelson Obus
                                         ---------------
                                         Nelson Obus, President